 Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Opticon Systems, Inc; (the "Company") on Form 10-K for the year ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Messineo, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2010

/s/ Peter Messineo
Peter Messineo, Principal Financial Officer and
Principal Accounting Officer and Director